Exhibit 26(r)

Powers of Attorney:

Eric J. Martin

Brenda K. Clancy

Charles T. Boswell

Arthur C. Schneider

John R. Hunter

Tim L. Stonehocker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS and KAREN EPP, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number

WRL Series Life Account	WRL ForLife	333-135005

WRL Series Life Account	WRL Xcelerator	333-107705

WRL Series Life Account	WRL Freedom Elite Builder II	333-110315

WRL Series Life Account	WRL Freedom Elite Builder	333-58322

WRL Series Life Account	WRL Freedom Elite	333-62397

WRL Series Life Account	WRL Freedom Wealth Protector	33-69138

WRL Series Life Account	WRL Freedom Equity Protector	33-31140

WRL Series Life Account	WRL Financial Freedom Builder	333-23359

WRL Series Life Account	WRL Freedom Elite Advisor	333-100993

WRL Series Life Account	WRL Freedom SP Plus	33-5143

WRL Series Life Account	The Equity Protector	33-506

WRL Series Life Account	WRL Freedom Elite Builder III	333-128650

WRL Series Life Account G	WRL BeneFactor	333-135803

WRL Series Life Corporate Account	Advantage IV	333-57681

WRL Series Life Account G	WRL Capital Creator	333-144117

WRL Series Life Account G	WRL Freedom Asset Advisor	333-149386

WRL Series Life Account G	WRL Evolution	333-149387

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.

/s/ Eric J. Martin
Eric J. Martin, Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS and KAREN EPP, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number

WRL Series Life Account	WRL ForLife	333-135005

WRL Series Life Account	WRL Xcelerator	333-107705

WRL Series Life Account	WRL Freedom Elite Builder II	333-110315

WRL Series Life Account	WRL Freedom Elite Builder	333-58322

WRL Series Life Account	WRL Freedom Elite	333-62397

WRL Series Life Account	WRL Freedom Wealth Protector	33-69138

WRL Series Life Account	WRL Freedom Equity Protector	33-31140

WRL Series Life Account	WRL Financial Freedom Builder	333-23359

WRL Series Life Account	WRL Freedom Elite Advisor	333-100993

WRL Series Life Account	WRL Freedom SP Plus	33-5143

WRL Series Life Account	The Equity Protector	33-506

WRL Series Life Account	WRL Freedom Elite Builder III	333-128650

WRL Series Life Account G	WRL BeneFactor	333-135803

WRL Series Life Corporate Account	Advantage IV	333-57681

WRL Series Life Account G	WRL Capital Creator	333-144117

WRL Series Life Account G	WRL Freedom Asset Advisor	333-149386

WRL Series Life Account G	WRL Evolution	333-149387

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS and KAREN EPP, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number

WRL Series Life Account	WRL ForLife	333-135005

WRL Series Life Account	WRL Xcelerator	333-107705

WRL Series Life Account	WRL Freedom Elite Builder II	333-110315

WRL Series Life Account	WRL Freedom Elite Builder	333-58322

WRL Series Life Account	WRL Freedom Elite	333-62397

WRL Series Life Account	WRL Freedom Wealth Protector	33-69138

WRL Series Life Account	WRL Freedom Equity Protector	33-31140

WRL Series Life Account	WRL Financial Freedom Builder	333-23359

WRL Series Life Account	WRL Freedom Elite Advisor	333-100993

WRL Series Life Account	WRL Freedom SP Plus	33-5143

WRL Series Life Account	The Equity Protector	33-506

WRL Series Life Account	WRL Freedom Elite Builder III	333-128650

WRL Series Life Account G	WRL BeneFactor	333-135803

WRL Series Life Corporate Account	Advantage IV	333-57681

WRL Series Life Account G	WRL Capital Creator	333-144117

WRL Series Life Account G	WRL Freedom Asset Advisor	333-149386

WRL Series Life Account G	WRL Evolution	333-149387

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.

/s/ Charles T. Boswell
Charles T. Boswell, Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS and KAREN EPP, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number

WRL Series Life Account	WRL ForLife	333-135005

WRL Series Life Account	WRL Xcelerator	333-107705

WRL Series Life Account	WRL Freedom Elite Builder II	333-110315

WRL Series Life Account	WRL Freedom Elite Builder	333-58322

WRL Series Life Account	WRL Freedom Elite	333-62397

WRL Series Life Account	WRL Freedom Wealth Protector	33-69138

WRL Series Life Account	WRL Freedom Equity Protector	33-31140

WRL Series Life Account	WRL Financial Freedom Builder	333-23359

WRL Series Life Account	WRL Freedom Elite Advisor	333-100993

WRL Series Life Account	WRL Freedom SP Plus	33-5143

WRL Series Life Account	The Equity Protector	33-506

WRL Series Life Account	WRL Freedom Elite Builder III	333-128650

WRL Series Life Account G	WRL BeneFactor	333-135803

WRL Series Life Corporate Account	Advantage IV	333-57681

WRL Series Life Account G	WRL Capital Creator	333-144117

WRL Series Life Account G	WRL Freedom Asset Advisor	333-149386

WRL Series Life Account G	WRL Evolution	333-149387

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Financial Officer of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS and KAREN EPP, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number

WRL Series Life Account	WRL ForLife	333-135005

WRL Series Life Account	WRL Xcelerator	333-107705

WRL Series Life Account	WRL Freedom Elite Builder II	333-110315

WRL Series Life Account	WRL Freedom Elite Builder	333-58322

WRL Series Life Account	WRL Freedom Elite	333-62397

WRL Series Life Account	WRL Freedom Wealth Protector	33-69138

WRL Series Life Account	WRL Freedom Equity Protector	33-31140

WRL Series Life Account	WRL Financial Freedom Builder	333-23359

WRL Series Life Account	WRL Freedom Elite Advisor	333-100993

WRL Series Life Account	WRL Freedom SP Plus	33-5143

WRL Series Life Account	The Equity Protector	33-506

WRL Series Life Account	WRL Freedom Elite Builder III	333-128650

WRL Series Life Account G	WRL BeneFactor	333-135803

WRL Series Life Corporate Account	Advantage IV	333-57681

WRL Series Life Account G	WRL Capital Creator	333-144117

WRL Series Life Account G	WRL Freedom Asset Advisor	333-149386

WRL Series Life Account G	WRL Evolution	333-149387

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.

/s/ John R. Hunter
John R. Hunter, Director and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the Chairman of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint STEVEN SHEPARD, ARTHUR D. WOODS and KAREN EPP, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number

WRL Series Life Account	WRL ForLife	333-135005

WRL Series Life Account	WRL Xcelerator	333-107705

WRL Series Life Account	WRL Freedom Elite Builder II	333-110315

WRL Series Life Account	WRL Freedom Elite Builder	333-58322

WRL Series Life Account	WRL Freedom Elite	333-62397

WRL Series Life Account	WRL Freedom Wealth Protector	33-69138

WRL Series Life Account	WRL Freedom Equity Protector	33-31140

WRL Series Life Account	WRL Financial Freedom Builder	333-23359

WRL Series Life Account	WRL Freedom Elite Advisor	333-100993

WRL Series Life Account	WRL Freedom SP Plus	33-5143

WRL Series Life Account	The Equity Protector	33-506

WRL Series Life Account	WRL Freedom Elite Builder III	333-128650

WRL Series Life Account G	WRL BeneFactor	333-135803

WRL Series Life Corporate Account	Advantage IV	333-57681

WRL Series Life Account G	WRL Capital Creator	333-144117

WRL Series Life Account G	WRL Freedom Asset Advisor	333-149386

WRL Series Life Account G	WRL Evolution	333-149387

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.

/s/ Tim L. Stonehocker
Tim L. Stonehocker, Chairman of the Board